(g)(2)(i)

February 29, 2012

Mr. Wayne D. Weaver

Managing Director and Senior Relationship Manager

BNY Mellon Asset Servicing

301 Bellevue Parkway

4th Floor

Wilmington, DE  19810

Dear Mr. Weaver:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule, and Global Securities Fee Schedule, each dated January 6, 2003,  the Cash Reserve Agreement dated March 31, 2003, and the Letter of Instruction and Indemnification Agreement In Connection With Signature Guarantees and Signature Verifications dated January 12, 2011 (collectively, the “Agreements”), we hereby notify you of the addition of ING Large Cap Growth Fund (the “Fund”), a newly established series of ING Series Fund, Inc., effective on February 29, 2012, to be included on the Amended Exhibit A to the Agreements as shown.  This Amended Exhibit A supersedes the previous Amended Exhibit A dated November 30, 2011.

The Amended Exhibit A has also been updated to reflect:  1) the name change of ING International SmallCap Multi-Manager Fund to ING International Small Cap Fund; and 2) the removal of ING Core Growth and Income Portfolio, ING GET U.S. Core Portfolio — Series 6, and ING Tactical Asset Allocation Fund because these series recently merged or liquidated.

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7337 E. Doubletree Ranch Rd.	Tel: 480-477-3000	ING Investors Trust
Suite 100	Fax: 480-477-2700	ING Mutual Funds
Scottsdale, AZ 85258-2034	www.ingfunds.com	ING Series Fund, Inc.
ING Variable Insurance Trust

Please signify your acceptance to provide services under the Agreements with respect to the Fund by signing below. If you have any questions, please contact me at (480) 477-2190.

Sincerely,

		By:	/s/ Todd Modic
		Name:	Todd Modic
		Title:	Senior Vice President
ING Investors Trust
ING Mutual Funds
ING Series Fund, Inc.
ING Variable Insurance Trust

ACCEPTED AND AGREED TO:
The Bank of New York Mellon

By:	/s/ Wayne D. Weaver
Name:	Wayne D. Weaver
Title:	Managing Director Duly Authorized

AMENDED EXHIBIT A

Fund	Effective Date

ING Asia Pacific High Dividend Equity Income Fund	March 27, 2007

ING Corporate Leaders Trust Fund
ING Corporate Leaders Trust — Series A	May 17, 2004
ING Corporate Leaders Trust — Series B	May 17, 2004

ING Emerging Markets High Dividend Equity Fund	April 26, 2011

ING Equity Trust
ING Equity Dividend Fund	December 4, 2007
ING Growth Opportunities Fund	June 9, 2003
ING MidCap Opportunities Fund	June 9, 2003
ING Mid Cap Value Fund	September 30, 2011
ING Real Estate Fund	June 9, 2003
ING SmallCap Opportunities Fund	June 9, 2003
ING Value Choice Fund	February 1, 2005

ING Funds Trust
ING GNMA Income Fund	April 7, 2003
ING High Yield Bond Fund	April 7, 2003
ING Intermediate Bond Fund	April 7, 2003

ING Global Advantage and Premium Opportunity Fund	October 27, 2005

ING Global Equity Dividend and Premium Opportunity Fund	March 28, 2005

ING Infrastructure, Industrials and Materials Fund	January 26, 2010

ING International High Dividend Equity Income Fund	August 28, 2007

ING Investors Trust
ING American Funds Asset Allocation Portfolio	April 28, 2008
ING American Funds Bond Portfolio	November 9, 2007
ING American Funds Global Growth and Income Portfolio	December 14, 2010
ING American Funds Growth Portfolio	September 2, 2003
ING American Funds International Growth and Income Portfolio	December 14, 2010
ING American Funds International Portfolio	September 2, 2003
ING American Funds World Allocation Portfolio	September 15, 2008
ING Artio Foreign Portfolio	January 13, 2003
ING BlackRock Health Sciences Opportunities Portfolio	May 3, 2004
ING BlackRock Inflation Protected Bond Portfolio	April 30, 2007

Fund	Effective Date

ING BlackRock Large Cap Growth Portfolio	January 6, 2003
ING Clarion Global Real Estate Portfolio	January 3, 2006
ING Clarion Real Estate Portfolio	January 3, 2006
ING DFA Global Allocation Portfolio	April 30, 2010
ING DFA World Equity Portfolio	August 20, 2007
ING FMRSM Diversified Mid Cap Portfolio	January 6, 2003
ING Franklin Income Portfolio	April 28, 2006
ING Franklin Mutual Shares Portfolio	April 30, 2007
ING Franklin Templeton Founding Strategy Portfolio	April 30, 2007
ING Global Resources Portfolio	January 13, 2003
ING Goldman Sachs Commodity Strategy Portfolio	April 28, 2008
ING Invesco Van Kampen Growth and Income Portfolio	January 13, 2003
ING JPMorgan Emerging Markets Equity Portfolio	January 13, 2003
ING JPMorgan Small Cap Core Equity Portfolio	January 13, 2003
ING Large Cap Growth Portfolio	May 3, 2004
ING Large Cap Value Portfolio	May 11, 2007
ING Limited Maturity Bond Portfolio	January 6, 2003
ING Liquid Assets Portfolio	January 6, 2003
ING Marsico Growth Portfolio	January 13, 2003
ING MFS Total Return Portfolio	January 13, 2003
ING MFS Utilities Portfolio	April 29, 2005
ING Morgan Stanley Global Franchise Portfolio	January 13, 2003
ING Oppenheimer Active Allocation Portfolio	September 15, 2008
ING PIMCO High Yield Portfolio	November 5, 2003
ING PIMCO Total Return Bond Portfolio	January 13, 2003
ING Pioneer Fund Portfolio	April 29, 2005
ING Pioneer Mid Cap Value Portfolio	April 29, 2005
ING Retirement Conservative Portfolio	August 12, 2009
ING Retirement Growth Portfolio	August 12, 2009
ING Retirement Moderate Growth Portfolio	August 12, 2009
ING Retirement Moderate Portfolio	August 12, 2009
ING T. Rowe Price Capital Appreciation Portfolio	January 13, 2003
ING T. Rowe Price Equity Income Portfolio	January 13, 2003
ING T. Rowe Price International Stock Portfolio	April 29, 2005
ING Templeton Global Growth Portfolio	January 13, 2003
ING U.S. Stock Index Portfolio	November 5, 2003

ING Mayflower Trust
ING International Value Fund	November 3, 2003

ING Mutual Funds
ING Diversified International Fund	December 7, 2005
ING Emerging Countries Fund	November 3, 2003
ING Emerging Markets Equity Fund	September 30, 2011

Fund	Effective Date

ING Global Bond Fund	June 19, 2006
ING Global Equity Dividend Fund	September 2, 2003
ING Global Natural Resources Fund	November 3, 2003
ING Global Opportunities Fund	July 1, 2003
ING Global Real Estate Fund	November 3, 2003
ING Global Value Choice Fund	November 3, 2003
ING Greater China Fund	December 7, 2005
ING Index Plus International Equity Fund	December 7, 2005
ING International Capital Appreciation Fund	December 7, 2005
ING International Core Fund	February 1, 2011
ING International Growth Fund	December 15, 2010
ING International Real Estate Fund	February 28, 2006
ING International Small Cap Fund	November 3, 2003
ING International Value Choice Fund	February 1, 2005
ING Russia Fund	November 3, 2003

ING Partners, Inc.
ING American Century Small-Mid Cap Value Portfolio	January 10, 2005
ING Baron Small Cap Growth Portfolio	January 10, 2005
ING Columbia Small Cap Value II Portfolio	April 28, 2006
ING Davis New York Venture Portfolio	January 10, 2005
ING Fidelity® VIP Contrafund® Portfolio	November 15, 2004
ING Fidelity® VIP Equity-Income Portfolio	November 15, 2004
ING Fidelity® VIP Mid Cap Portfolio	November 15, 2004
ING Global Bond Portfolio	January 10, 2005
ING Index Solution 2015 Portfolio	March 7, 2008
ING Index Solution 2020 Portfolio	September 28, 2011
ING Index Solution 2025 Portfolio	March 7, 2008
ING Index Solution 2030 Portfolio	September 28, 2011
ING Index Solution 2035 Portfolio	March 7, 2008
ING Index Solution 2040 Portfolio	September 28, 2011
ING Index Solution 2045 Portfolio	March 7, 2008
ING Index Solution 2050 Portfolio	September 28, 2011
ING Index Solution 2055 Portfolio	December 4, 2009
ING Index Solution Income Portfolio	March 7, 2008
ING Invesco Van Kampen Comstock Portfolio	January 10, 2005
ING Invesco Van Kampen Equity and Income Portfolio	January 10, 2005
ING JPMorgan Mid Cap Value Portfolio	January 10, 2005
ING Oppenheimer Global Portfolio	January 10, 2005
ING PIMCO Total Return Portfolio	January 10, 2005
ING Pioneer High Yield Portfolio	December 7, 2005
ING Solution 2015 Portfolio	April 29, 2005
ING Solution 2020 Portfolio	September 28, 2011
ING Solution 2025 Portfolio	April 29, 2005

Fund	Effective Date

ING Solution 2030 Portfolio	September 28, 2011
ING Solution 2035 Portfolio	April 29, 2005
ING Solution 2040 Portfolio	September 28, 2011
ING Solution 2045 Portfolio	April 29, 2005
ING Solution 2050 Portfolio	September 28, 2011
ING Solution 2055 Portfolio	December 4, 2009
ING Solution Aggressive Growth Portfolio	April 30, 2010
ING Solution Conservative Portfolio	April 30, 2010
ING Solution Growth Portfolio	June 29, 2007
ING Solution Income Portfolio	April 29, 2005
ING Solution Moderate Portfolio	June 29, 2007
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	January 10, 2005
ING T. Rowe Price Growth Equity Portfolio	January 10, 2005
ING Templeton Foreign Equity Portfolio	November 30, 2005
ING Thornburg Value Portfolio	January 10, 2005
ING UBS U.S. Large Cap Equity Portfolio	January 10, 2005

ING Risk Managed Natural Resources Fund	October 24, 2006

ING Separate Portfolios Trust
ING SPorts Core Fixed Income Fund	May 16, 2007

ING Series Fund, Inc.
ING Alternative Beta Fund	October 22, 2008
ING Capital Allocation Fund	June 2, 2003
ING Core Equity Research Fund	June 9, 2003
ING Corporate Leaders 100 Fund	June 11, 2008
ING Global Target Payment Fund	March 5, 2008
ING Index Plus LargeCap Fund	June 9, 2003
ING Index Plus MidCap Fund	June 9, 2003
ING Index Plus SmallCap Fund	June 9, 2003
ING Large Cap Growth Fund	February 29, 2012
ING Money Market Fund	June 2, 2003
ING Small Company Fund	June 9, 2003

ING Strategic Allocation Portfolios, Inc.
ING Strategic Allocation Conservative Portfolio	July 7, 2003
ING Strategic Allocation Growth Portfolio	July 7, 2003
ING Strategic Allocation Moderate Portfolio	July 7, 2003

ING Variable Funds
ING Growth and Income Portfolio	July 7, 2003

Fund	Effective Date

ING Variable Insurance Trust
ING GET U.S. Core Portfolio — Series 7	December 10, 2004
ING GET U.S. Core Portfolio — Series 8	March 9, 2005
ING GET U.S. Core Portfolio — Series 9	June 8, 2005
ING GET U.S. Core Portfolio — Series 10	September 7, 2005
ING GET U.S. Core Portfolio — Series 11	December 6, 2005
ING GET U.S. Core Portfolio — Series 12	March 2, 2006
ING GET U.S. Core Portfolio — Series 13	June 22, 2006
ING GET U.S. Core Portfolio — Series 14	December 21, 2006

ING Variable Portfolios, Inc.
ING Australia Index Portfolio	February 28, 2011
ING BlackRock Science and Technology Opportunities Portfolio	July 7, 2003
ING Emerging Markets Index Portfolio	November 30, 2011
ING Euro STOXX 50® Index Portfolio	August 3, 2009
ING FTSE 100 Index® Portfolio	August 3, 2009
ING Hang Seng Index Portfolio	May 1, 2009
ING Index Plus LargeCap Portfolio	July 7, 2003
ING Index Plus MidCap Portfolio	July 7, 2003
ING Index Plus SmallCap Portfolio	July 7, 2003
ING International Index Portfolio	March 4, 2008
ING Japan TOPIX Index® Portfolio	August 3, 2009
ING Russell™ Large Cap Growth Index Portfolio	May 1, 2009
ING Russell™ Large Cap Index Portfolio	March 4, 2008
ING Russell™ Large Cap Value Index Portfolio	May 1, 2009
ING Russell™ Mid Cap Growth Index Portfolio	May 1, 2009
ING Russell™ Mid Cap Index Portfolio	March 4, 2008
ING Russell™ Small Cap Index Portfolio	March 4, 2008
ING Small Company Portfolio	July 7, 2003
ING U.S. Bond Index Portfolio	March 4, 2008
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio	January 16, 2008

ING Variable Products Trust
ING International Value Portfolio	November 3, 2003
ING MidCap Opportunities Portfolio	October 6, 2003
ING SmallCap Opportunities Portfolio	October 6, 2003

ING Balanced Portfolio, Inc.
ING Balanced Portfolio	July 7, 2003

ING Intermediate Bond Portfolio	July 7, 2003

ING Money Market Portfolio	July 7, 2003

Fund	Effective Date

ING Goldman Sachs Commodity Strategy Portfolio (Cayman), Ltd.*	August 2, 2010

* ING Goldman Sachs Commodity Strategy Portfolio (Cayman), Ltd. is an unregistered Cayman Islands Exempted Company (the “Cayman Subsidiary”). The Cayman Subsidiary is not organized in the United States or registered under the Securities Act of 1933 and the Investment Company Act of 1940.  The Cayman Subsidiary is party to the Custody Agreement and Fund Accounting Agreement.  For purposes of the Agreements, any representations, warranties or other duties of the Cayman Subsidiary generally applicable only to U.S. entities, or related to organization as a U.S. entity or compliance with the U.S. securities laws shall not be deemed to apply to the Cayman Subsidiary.  The Bank of New York Mellon shall perform its duties with respect to the Cayman Subsidiary under the Agreements in the same manner as is required for any of the Portfolios.